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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported) August 6, 2003


                               LECROY CORPORATION
             (Exact name of registrant as specified in its charter)





            DELAWARE                     0-26634                 13-2507777
  (State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation or organization)      File Number)         Identification No.)

        700 CHESTNUT RIDGE ROAD
       CHESTNUT RIDGE, NEW YORK                                    10977
(Address of principal executive offices)                        (Zip Code)

                                 (845) 425-2000
              (Registrant's telephone number, including area code)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

Exhibit No.       Description
-----------       ------------
99.2              Condensed Consolidated Statements of Operations of  LeCroy
                  Corporation dated August 6, 2003

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 6, 2003, LeCroy Corporation issued a press release entitled "LeCroy Exceeds Fourth-Quarter Guidance With Strong Orders and Gross Margins" announcing its results of operations for the quarter and year ended June 30, 2003. A copy of the press release was furnished as Exhibit 99.1 to a report on Form 8-K filed by LeCroy Corporation on the same day. This report on Form 8-K/A amends the report on Form 8-K filed by LeCroy Corporation on August 6, 2003 to correct certain data as described below.

         In the "Condensed Consolidated Statements of Operations" contained in the press release, the number under the "Twelve months ended June 30, 2002" column on the "Net income (loss) applicable to common stockholders" line should read "($8,125)" rather than "$8,125" (as was inadvertently presented originally). As a result, LeCroy is furnishing corrected Condensed Consolidated Statements of Operations with this Form 8-K/A, which are being filed as Exhibit
99.2 to this Form 8-K/A and are incorporated herein by reference in their entirety.

         The information furnished in this Form 8-K/A, including Exhibit 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LECROY CORPORATION


Date:  August 7, 2003
                                    /s/ Scott D. Kantor
                                    Scott D. Kantor
                                    Vice President and Chief Financial Officer,
                                    Secretary and Treasurer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
  99.2            Condensed Consolidated Statements of Operations of LeCroy
                  Corporation dated August 6, 2003